UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2023

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328

Madison, Wisconsin 53705-0328

(Address of principal executive offices and zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02

and 8.01Results of Operations and Financial Condition and Other Events.

John Deere Capital Corporation’s (JDCC) revenue, net income, and ending portfolio balance for the second quarter and first six months of fiscal year 2023 are set forth below:

	Second Quarter			Year to Date
$ in millions	2023	2022	% Change	2023	2022	% Change
Revenue	$929	$662	40%	$1,766	$1,315	34%
Net income	$130	$157	-17%	$268	$339	-21%
Ending portfolio balance				$51,674	$42,495	22%

JDCC’s net income for the quarter and year-to-date was negatively impacted by less-favorable financing spreads, lower gains on operating-lease dispositions, and a higher provision for credit losses, partially offset by income earned on higher average portfolio balances.

Items 2.02

and 7.01Results of Operations and Financial Condition and Regulation FD Disclosure

(Furnished herewith).

Deere & Company’s press release dated May 19, 2023 concerning second quarter of fiscal year 2023 financial results and supplemental financial information (Exhibit 99.1), the schedules of Deere & Company Other Financial Information (Exhibit 99.2), and Second Quarter 2023 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated May 19, 2023, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent JDCC specifically incorporates the information by reference.

Item 8.01Other Events.

In the second quarter of 2023, JDCC corrected the accounting treatment for financing incentives offered to John Deere dealers, which impacted the timing of expense recognition and the presentation of incentive costs in the consolidated financial statements. Under the corrected accounting treatment, JDCC accrues for the incentive costs over the qualification period, which are reported as administrative and operating expenses in the consolidated income statements and accounts payable and accrued expenses in the consolidated balance sheets of JDCC. The accrued liability is released as dealers utilize the funds. Under the previous accounting treatment, JDCC amortized the cost of the incentive program as a reduction to finance income or lease revenue after the dealers designated the use of the incentive award. The impact of the correction in periods prior to the second quarter ended April 30, 2023 is not material to the consolidated financial statements of JDCC in any of the impacted periods; however, the aggregate impact of correcting prior periods within the second quarter ended April 30, 2023 would have been material to JDCC’s second quarter consolidated financial results. Consequently, JDCC has made these immaterial corrections in the comparative prior periods, with the prior period restatement impacts set forth in Exhibit 99.4 hereto. The information in this Current Report on Form 8-K is not an amendment to JDCC’s Annual Report on Form 10-K for the fiscal year 2022 or its Quarterly Reports on Form 10-Q for the fiscal quarters of fiscal year 2022 or the first quarter ended January 29, 2023.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated May 19, 2023, file number (1-4121)). (Furnished herewith)

99.2

Other Financial Information of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated May 19, 2023, file number (1-4121)). (Furnished herewith)

99.3

Second Quarter 2023 Earnings Conference Call Information of Deere & Company (incorporated by reference from Exhibit 99.3 to Deere & Company’s Current Report on Form 8-K dated May 19, 2023, file number (1-4121)). (Furnished herewith)

99.4

Reconciliation of John Deere Capital Corporation Restated Financial Data for the first quarter ended January 29, 2023, the quarterly fiscal periods within fiscal year 2022, and for the fiscal years 2020, 2021 and 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Edward R. Berk
Edward R. Berk Secretary
Dated: May 19, 2023

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